DELAWARE GROUP® ADVISER FUNDS

Delaware International Bond Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectuses dated July 15, 2011

The following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	July 2011
Graham McDevitt	Global Strategist and Senior Portfolio Manager	July 2011

The following replaces the biographical information in the section entitled “Who manages the Fund - Portfolio managers.”

Portfolio managers

Paul Grillo and Graham McDevitt as part of the daily management team have had primary portfolio management responsibilities for the Fund.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Graham McDevitt, Division Director, Global Strategist and Senior Portfolio Manager
Graham McDevitt is a member of the investment teams of both Delaware Investments and Macquarie Investment Management. He is a senior portfolio manager responsible for the Delaware Investments global and international product range, as well as head of global strategy for Macquarie’s Fixed Income and Currency Division where he is responsible for global sector rotation across a number of funds. McDevitt has 24 years’ experience as an economist and global strategist, including 16 years in London. Prior to joining Macquarie Group in 2007, he spent eight years in various senior positions at ABN Amro, including global head of interest rate strategy, global head of credit research, and more recently, global head of financial market research, covering interest rates, currencies, and credit. In this role he managed a 90-member research team in the United Kingdom, Europe, the United States, and Australia. McDevitt holds a Master of Commerce, major in economics, from the University of New South Wales, located in Sydney, Australia.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2011.